SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 15, 2003

                               GRAPHON CORPORATION
             (Exact name of Registrant as specified in its charter)



        Delaware                  0-21683              13-3899021
(State of incorporation)   (Commission File No.)      IRS Employer
                                                     Identification
                                                         Number)



                   400 Cochrane Circle, Morgan Hill, CA 95037
                    (Address of principal executive offices)


                  Registrant's telephone number: (800) 472-7466



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Item 9.  Regulation FD Disclosure

(a) Certification of Quarterly Report by Chief Executive Officer.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of GraphOn Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Dilworth, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                             /s/ Robert Dilworth
                                             -------------------
                                             Robert Dilworth
                                             Chief Executive Officer
                                             May 15, 2003

(b) Certification of Quarterly Report by Chief Financial Officer.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of GraphOn Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Swain, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                             /s/ William Swain
                                             -----------------
                                             William Swain
                                             Chief Financial Officer
                                             May 15, 2003

                                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 15, 2003                            GRAPHON CORPORATION
                                                (Registrant)

                                          By:    /s/ William Swain
                                                 ---------------------------
                                                 William Swain
                                                 Chief Financial Officer